_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 23, 2003

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  The Securities and Exchange Commission declared this Registration Statement effective at 10:30 A.M. on December 2, 2002.  This Current Report on Form 8-K discloses the use of a term sheet, dated June 23, 2003 (the “Term Sheet”), prepared by the Registrant for a proposed offering of approximately $623,840,000 of GS Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the Registration Statement.  This transaction is expected to close on June 30, 2003.  This Term Sheet is filed as Exhibit 99.1.

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Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1                Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/Samuel Ramos

      Name: Samuel Ramos

      Title:   Secretary

Dated:  June 25, 2003

EXHIBIT INDEX

Exhibit No.

Description

99.1

Term Sheet as prepared by the Registrant for a proposed offering of approximately $623,840,000 of Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the Registration Statement.

Exhibit 99.1     Computational Materials